                                   MORGAN STANLEY
                          EMERGING MARKETS DEBT FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs               William G. Morton, Jr.
CHAIRMAN OF THE BOARD         DIRECTOR
OF DIRECTORS

Michael F. Klein              Stefanie V. Chang
PRESIDENT AND DIRECTOR        VICE PRESIDENT

Peter J. Chase                Harold J. Schaaff, Jr.
DIRECTOR                      VICE PRESIDENT

John W. Croghan               Joseph P. Stadler
DIRECTOR                      VICE PRESIDENT

David B. Gill                 Valerie Y. Lewis
DIRECTOR                      SECRETARY

Graham E. Jones               Joanna M. Haigney
DIRECTOR                      TREASURER

John A. Levin                 Belinda A. Brady
DIRECTOR                      ASSISTANT TREASURER

--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.






--------------------------------------------------------------------------------

                                    MORGAN STANLEY
                                   EMERGING MARKETS
                                   DEBT FUND, INC.

--------------------------------------------------------------------------------









                                    ANNUAL REPORT
                                  DECEMBER 31, 1997
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

For the year ended December 31, 1997, the Morgan Stanley Emerging Markets Debt Fund, Inc. had a total return, based on net asset value per share, of 21.71% compared to 13.02% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). Prior to January 1, 1997, the Fund used the J.P. Morgan Emerging Markets Bond Index as its benchmark. For the period since the Fund's commencement of operations on July 23, 1993 through December 31, 1997, the Fund's total return, based on net asset value per share, was 134.69% compared with 92.02% for the Index. On December 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $15.38, representing a 1.1% premium to the Fund's net asset value per share.

1997 was another remarkable year for the emerging debt markets, in several ways. While the asset class matured, and credit improvements in the broad emerging world were the order for most of the year, the Asian financial crisis unfolding at mid-year abruptly changed the risk profile for nearly all emerging countries, changing investor perceptions as to the proper risk premium for emerging markets. The weakness across Asia reached full pitch at the end of the fourth quarter, with sharp sell-offs in the Hong Kong and Korean markets. It continues into January with serious fears over the solvency of Indonesia. The spill-over effects into emerging debt have been devastating, and in the last quarter of the year the EMD markets experienced their first significant down quarter for the first time since early 1995.

Broad gains in the monetary, foreign exchange and fiscal areas characterized many emerging countries for the better part of 1997. The result was a pick-up in real growth, accompanied by significant declines in inflation, along with reasonable fiscal and current account balances. In Brazil, inflation came solidly into annualized single-digit range, as tight monetary policy and fiscal reform continued. In Russia, progress on the privatization front and sound money policy also brought inflation close to G10 levels, and allowed interest rates to fall to real rates of 8-10%, alongside a steady ruble. Venezuelan reforms and buoyant crude oil prices improved that country's debt profile, and Mexico continued along the path of accelerating growth and improved trade accounts.

A significant theme in 1997 was active external debt management by several large sovereigns, including Argentina, Brazil Venezuela and Panama. A declining U.S. interest rate environment and ample global liquidity allowed these countries to achieve real present value savings through re-financing relatively expensive 'Brady' (restructured) debt, by issuing new 'global' bonds. This trend significantly improved these borrowers' debt profiles going forward.

For much of the year our portfolio maintained healthy exposure to the large Latin and Eastern European markets, while avoiding exposure to Asian borrowers. During the first half of the year we held overweight positions in Venezuela, Argentina, Russia and Bulgaria and shifted the Fund to an overweight interest rate posture following the back-up in U.S. rates in the first quarter. These country overweights helped the Fund return 17.2% by mid-year, versus the Index return of 10.3%, with Russia and Bulgaria leading the way. As spreads on the benchmark emerging bond index tightened into 375 basis points over the U.S. yield curve, the portfolio switched positions out of higher-risk, higher-yielding markets into better quality credits. By the end of the third quarter the emerging markets bond index spread had reached a 'full value' level of 350 basis points over Treasuries, and we reduced duration in the Fund accordingly.

The final quarter of the year brought a crisis atmosphere in Asia, and severe downturns in Hong Kong, Korea and Indonesia hammered prices and pushed up volatility in the debt markets. Spreads widened out to as far as 800 basis points over the U.S. curve, before ending the year at roughly 500 basis points over the curve.

The Fund's weak performance versus its benchmark during the quarter came as a result of an overweight position in Venezuela, as well as an underweight position against U.S.. interest rates.

The Asian financial crisis will continue to impact all emerging markets into 1998. Severe dislocations in Asia have created several areas of value for our portfolio, and for the first time since the inception of the Fund we are (gradually) building exposure in Asia to what we consider solid sovereign and corporate issuers with good medium-term prospects. The ripple effects of Asia will likely keep the overall risk spreads in the broad emerging debt universe high, as fair value may be deemed to be 400-500 basis points of spread, rather than 300-400 basis points. More yield is in the market today, and importantly several non-Asian countries, e.g. Brazil, Mexico, Russia, have been forced by the Asian crisis to address more forcefully and accelerate long overdue structural reform. While the stabilization and recovery process in Asia will take many quarters to materialize, the re-pricing of the overall debt market over the past four months, along with a re-commitment to a proper policy mix in many countries, makes the 1998 outlook attractive from a total return standpoint.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Paul Ghaffari

Paul Ghaffari
PORTFOLIO MANAGER

January 1998

Morgan Stanley Emerging Markets Debt Fund, Inc.
Investment Summary as of December 31, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------------------
HISTORICAL                                                                   TOTAL RETURN (%)
INFORMATION                                  -----------------------------------------------------------------------------
                                                MARKET VALUE (1)            NET ASSET VALUE (2)           INDEX (3)
                                             ----------------------        ----------------------   ----------------------
                                                            AVERAGE                       AVERAGE                  AVERAGE
                                             CUMULATIVE     ANNUAL         CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                                             ----------     -------        ----------     -------   ----------     -------
                    ONE YEAR                   40.81%       40.81%           21.71%       21.71%      13.02%       13.02%
                    SINCE INCEPTION*          137.23+       21.46+          134.69+       21.16+      92.02        15.82

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]


                                                           YEARS ENDED DECEMBER 31:

                                      1993*           1994           1995           1996           1997
                                     --------        -------        -------        -------        -------
Net Asset Value Per Share            $  18.96        $ 12.23        $ 12.40        $ 17.31        $ 15.21
Market Value Per Share               $  18.13        $ 11.38        $ 12.50        $ 15.13        $ 15.38
Premium/(Discount)                      -4.4 %         -7.0 %          0.8 %        -12.6 %          1.1 %
Income Dividends                     $   0.16        $  1.49        $  1.72        $  1.08        $  1.27
Capital Gains Distributions                --        $  0.41             --             --           3.44
Fund Total Return (2)                   35.96%        -25.95%         26.85%+        50.98%         21.71%
Index Total Return (3)                  18.67%        -18.93%         26.77%         39.31%         13.02%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Prior to fiscal year 1997, the Fund used the J.P. Morgan Emerging Markets Bond Index as its benchmark for performance purposes. Beginning in 1997, the Fund is using the J.P. Morgan Emerging Markets Bond Plus Index for the purpose of performance comparisons. This index includes a broader range of debt instruments and more closely represented the investment strategy of the Fund. Because the J.P. Morgan Emerging Markets Bond Plus Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and for purposes of computing cumulative performance of the benchmark index for that period. The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of Brady bonds, loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Mexico, Morocco, Nigeria, the Philippines, Poland, Russia, Venezuela and South Africa.
 *   The Fund commenced operations on July 23, 1993.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Emerging Markets Debt Fund, Inc.
Investment Summary as of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS DIVERSIFICATION

                                       [CHART]

               Debt Instruments                         96.4%
               Short-Term Investments                    3.6%

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

               Mexico                                   16.7%
               Brazil                                   16.3%
               Russia                                   14.4%
               Argentina                                14.2%
               Venezuela                                10.6%
               Jamaica                                   5.1%
               Bulgaria                                  3.2%
               Peru                                      2.7%
               Cayman Islands                            2.4%
               Ivory Coast                               2.2%
               Other                                    12.2%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                  PERCENT OF
                                                                     TOTAL
                                                                  INVESTMENTS
                                                                  -----------

          1. Russia Principal Note, PIK 6.719%, 12/15/20             8.9%
          2. Republic of Venezuela Debt Conversion Bond 9.25%,
               9/15/27                                               7.2
          3. Government of Jamaica 12.00%, 7/19/99                   5.9
          4. Federative Republic of Brazil Global Bond 10.125%,
               5/15/27                                               5.7
          5. Republic of Venezuela Debt Conversion Bond 'DL'
               6.813%, 12/18/07                                      5.0
          6. Republic of Argentina 6.688%, 3/31/05                   4.8%
          7. Salomon Brothers Federative Republic of Brazil
               Credit Linked Enhanced Note 9.00%, 1/15/99            4.4
          8. CIA International Telecom 144A 10.375%, 8/1/04          3.9
          9. Russia Interest Arrears Notes 6.719%, 12/2/15           3.9
         10. United Mexican States 11.50%, 5/15/26                   3.3
                                                                    ----
                                                                    53.0%
                                                                    ----
                                                                    ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------
DECEMBER 31, 1997

                                                            FACE
                                                          AMOUNT         VALUE
                                                           (000)         (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (92.6%)
--------------------------------------------------------------------------------
ARGENTINA (14.2%)
BONDS (12.3%)
  (c) Acindar Industries 144A
       11.656%, 11/12/98                           U.S.$  1,500   U.S.$  1,507
      Argentina Global Bond 9.75%,
       9/19/27                                            6,900          6,612
      CIA International Telecom 144A
       10.375%, 8/1/04                               ARP 15,700         12,719
(c,f) Republic of Argentina 6.688%,
       3/31/05                                     U.S.$ 17,472         15,632
      Republic of Argentina '54'
       Tranche I 8.75%, 7/10/02                      ARP  6,250          5,439
      Republic of Argentina 144A
       11.75%, 2/12/07                                    4,500          4,276
                                                                   -----------
                                                                        46,185
                                                                   -----------
NOTES (1.9%)
      Nortel Inversora 'A' 6.00%, 3/31/07          U.S.$  8,260          7,351
                                                                   -----------
                                                                        53,536
                                                                   -----------
--------------------------------------------------------------------------------
BRAZIL (12.5%)
BONDS (12.5%)
      CSN Iron 144A 9.125%, 6/1/07                        3,950          3,414
      Federative Republic of Brazil 'C' Bond PIK
       8.00%, 4/15/04                                     8,141          6,401
      Federative Republic of Brazil 'C' Bond PIK
       Euro 8.00%, 4/15/04                                7,070          5,558
  (e) Federative Republic of Brazil 'L' 4.50%,
       4/15/09                                            9,400          6,956
(e,f) Federative Republic of Brazil Global Bond
       10.125%, 5/15/27                                  19,810         18,597
      Federative Republic of Brazil New Money Bond
       6.75%, 4/15/09                                     5,150          4,162
  (c) Federative Republic of Brazil New Money Bond
       'L' 6.75%, 4/15/09                                 2,250          1,818
                                                                   -----------
                                                                        46,906
                                                                   -----------
--------------------------------------------------------------------------------
BULGARIA (3.2%)
BONDS (3.2%)
  (c) Republic of Bulgaria Discount Bond 'A'
       Euro 6.688%, 7/28/24                               4,000          3,090
  (e) Republic of Bulgaria Front Loaded Interest
       Reduction Bond 2.25%, 7/28/12                      9,350          5,695
  (c) Republic of Bulgaria Past Due Interest Bond
       6.688%, 7/28/11                                    4,400          3,228
                                                                   -----------
                                                                        12,013
                                                                   -----------
--------------------------------------------------------------------------------
CAYMAN ISLANDS (2.4%)
BONDS (2.4%)
      Pera Financial Services 144A 9.375%, 10/15/02       9,700          9,118
                                                                   -----------
--------------------------------------------------------------------------------
DOMINICAN REPUBLIC (1.7%)
BONDS (1.7%)
  (c) Dominican Republic Past Due Interest Bond
       6.688%, 8/30/09                             U.S.$  1,733   U.S.$  1,412
      Tricom S.A. 144A 11.375%, 9/1/04                    5,000          4,899
                                                                   -----------
                                                                         6,311
                                                                   -----------
--------------------------------------------------------------------------------
ECUADOR (1.1%)
BONDS (1.1%)
      Conecel 14.00%, 5/1/02                              3,000          3,000
      Conecel 144A 14.00%, 5/1/02                           150            150
  (c) Republic of Ecuador Past Due Interest Bond
       PIK 6.688%, 2/27/15                                1,301            854
                                                                   -----------
                                                                         4,004
                                                                   -----------
--------------------------------------------------------------------------------
INDIA (0.4%)
BONDS (0.4%)
  (b) Saurashtra Cement Co. 19.00%, 9/27/98         INR  65,000          1,633
                                                                   -----------
--------------------------------------------------------------------------------
IVORY COAST (2.2%)
BONDS (0.2%)
(c,g) Republic of Ivory Coast Front Loaded
       Interest Reduction Bond 144A 0.00%,
       12/29/49                                    U.S.$  2,000            690
                                                                   -----------
LOAN AGREEMENTS (2.0%)
      Republic of Ivory Coast Syndicated
      Loan, Zero Coupon, 12/31/00 (Participation:
       Chase Securities, Inc., Paribas, Salomon)    FRF  75,646          5,467
      Republic of Ivory Coast Syndicated
      Loan, Zero Coupon, 12/31/00 (Participation:
       Chase Securities, Inc., Salomon)             U.S.$ 5,500          2,173
                                                                   -----------
                                                                         7,640
                                                                   -----------
                                                                         8,330
                                                                   -----------
--------------------------------------------------------------------------------
JAMAICA (5.1%)
BONDS (5.1%)
      Government of Jamaica 12.00%, 7/19/99              19,100         19,339
                                                                   -----------
--------------------------------------------------------------------------------
JORDAN (0.1%)
BONDS (0.1%)
      Government of Jordan Interest Arrears PDI
       Bond 6.875%, 12/23/05                                337            313
                                                                   -----------
--------------------------------------------------------------------------------
MAURITIUS (0.7%)
BONDS (0.7%)
      Pindo Deli Finance Mauritius 144A
       10.75%, 10/1/07                                    3,300          2,690
                                                                   -----------
--------------------------------------------------------------------------------

        The accompany notes are an integral part of these financial statement.


                                          6


                                                            FACE
                                                          AMOUNT         VALUE
                                                           (000)         (000)
--------------------------------------------------------------------------------
MEXICO (16.7%)
BONDS (16.7%)
      Bancomext Global Bond 7.25%, 2/2/04          U.S.$  3,570   U.S.$  3,298
      Bufete Industrial 144A 11.375%, 7/15/99             7,000          7,219
      Empresas ICA Sociedad Controladora
       (Registered) 11.875%, 5/30/01                      1,000          1,085
      Empresas ICA Sociedad Controladora 144A
       11.875%, 5/30/01                                   8,000          8,680
      Empresas La Moderna 144A 11.375%, 1/25/99           6,500          6,768
      Innova 144A 12.875%, 4/1/07                         3,100          3,108
      National Financiera 17.00%, 2/26/99            ZAR 12,000          2,462
      United Mexican States 11.50%, 5/15/26        U.S.$  9,100         10,806
(c)   United Mexican States Discount Bond 'A'
       6.693%, 12/31/19                                   1,300          1,205
(c)   United Mexican States Discount Bond 'C'
       6.719%, 12/31/19                                  11,350         10,520
(f)  United Mexican States Global Bond 11.375%,
       9/15/16                                            5,400          6,201
      United Mexican States Par Bond 'W-A'
       6.25%, 12/31/19                                    1,650          1,378
                                                                     ---------
                                                                        62,730
                                                                     ---------
--------------------------------------------------------------------------------
MOROCCO (1.7%)
LOAN AGREEMENTS (1.7%)
(c,d) Kingdom of Morocco Restructuring and
       Consolidation Agreement 'A' (Participation:
       Chase Securities, Inc., J.P. Morgan, Lehman
       Bros.) 6.656%, 1/1/09                              7,350          6,378
                                                                     ---------
--------------------------------------------------------------------------------
NETHERLANDS (0.4%)
BONDS (0.4%)
      Unexim International Finance 144A 9.875%,
       8/1/00                                             1,500          1,328
                                                                     ---------
--------------------------------------------------------------------------------
NIGERIA (1.4%)
NOTES (1.4%)
(e)   Central Bank of Nigeria Promissory Note
       3.696%, 1/5/10                                    11,000          5,376
                                                                     ---------
--------------------------------------------------------------------------------
PANAMA (1.1%)
BONDS (1.1%)
      Republic of Panama Global Bond 8.875%,
       9/30/27                                            4,000          3,764
(c)   Republic of Panama Past Due Interest Bond
       6.688%, 7/17/16                                      479            390
                                                                     ---------
                                                                         4,154
                                                                     ---------
--------------------------------------------------------------------------------
PERU (2.7%)
BONDS (2.7%)
(e)   Republic of Peru Front Loaded Interest
       Reduction Bond 3.25%, 3/7/17                U.S.$ 17,398   U.S.$ 10,352
                                                                     ---------
--------------------------------------------------------------------------------
RUSSIA (14.4%)
LOAN AGREEMENTS (3.3%)
      International Bank for Economic Cooperation
       Loan Agreement 12/31/00 (Participation:
       Salomon)                                           7,843          4,588
      International Bank for Economic Cooperation
       Loan Agreement 12/31/00 (Participation:
       Salomon)                                           4,900          2,989
      International Bank for Economic Cooperation
       Loan Agreement 12/31/99 (Participation:
       Salomon)                                     DEM  14,450          4,699
                                                                     ---------
                                                                        12,276
                                                                     ---------
NOTES (11.1%)
(c)   Russia Interest Arrears Notes 6.719%,
       12/2/15                                     U.S.$ 18,075         12,833
(c)   Russia Principal Note, PIK 6.719%,
       12/15/20                                          46,850         29,106
                                                                     ---------
                                                                        41,939
                                                                     ---------
                                                                        54,215
                                                                     ---------
--------------------------------------------------------------------------------
VENEZUELA (10.6%)
BONDS (10.6%)
      Republic of Venezuela Debt Conversion Bond
       9.25%, 9/15/27                                    26,252         23,607
(c,f) Republic of Venezuela Debt Conversion Bond
       'DL' 6.813%, 12/18/07                             18,333         16,454
                                                                     ---------
                                                                        40,061
                                                                     ---------
--------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
 (Cost U.S.$359,177)                                                   348,787
                                                                     ---------
--------------------------------------------------------------------------------
STRUCTURED INVESTMENTS (3.8%)
--------------------------------------------------------------------------------
BRAZIL (3.8%)
      Salomon Brothers Federative Republic of
       Brazil Credit Linked Enhanced Note 9.00%,
       1/15/99 (Cost U.S.$15,000)                        15,000         14,311
                                                                     ---------
--------------------------------------------------------------------------------
                                                         NO. OF
                                                         RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.0%)
--------------------------------------------------------------------------------
MEXICO (0.0%)
  (a) United Mexican States Value Recovery Rights,
       expiring 6/30/03 (Cost U.S.$0)                    19,462             --
                                                                     ---------
--------------------------------------------------------------------------------
    The accompanying notes are an integral part of these financial statements.


                                          7


                                                            FACE
                                                          AMOUNT         VALUE
                                                           (000)         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.6%)
--------------------------------------------------------------------------------
UNITED KINGDOM (1.2%)
BONDS
      ING Bank 144A, Zero Coupon, 8/14/98          U.S.$  4,700   U.S.$  4,594
                                                                  ------------
--------------------------------------------------------------------------------
UNITED STATES (2.4%)
Repurchase Agreement
      Chase Securities, Inc., 5.95%, dated
       12/31/97, due 1/2/98, to be repurchased
       at U.S.$9,107, collateralized by
       U.S.$9,195, United States Treasury Notes,
       5.625%, due 2/15/06, valued at U.S.$9,290          9,104          9,104
                                                                  ------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
      (Cost U.S.$13,912)                                                13,698
                                                                  ------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.0%)
      French Franc (Cost U.S.$--@)                            3            --@
                                                                  ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
      (Cost U.S.$388,089)                                              376,796
                                                                  ------------
--------------------------------------------------------------------------------
OTHER ASSETS
      Cash                                                2,642
      Interest Receivable                                 9,573
      Dividends Receivable                                   27
      Receivable for Investments Sold                        21
      Deferred Organization Costs                             8
      Other Assets                                           23         12,294
                                                  -------------   ------------
--------------------------------------------------------------------------------
LIABILITIES
      Payable For:
       Reverse Repurchase Agreements                    (59,731)
       Investments Purchased                             (1,276)
       Investment Advisory Fees                            (293)
       Professional Fees                                    (69)
       Shareholder Reporting Expenses                       (54)
       Director's Fees and Expenses                         (48)
       Custodian Fees                                       (29)
       Administrative Fees                                  (28)
      Other Liabilities                                      (6)       (61,534)
                                                  -------------  -------------
--------------------------------------------------------------------------------
NET ASSET
      Applicable to 21,531,260, issued and
       outstanding U.S.$0.01 par value shares
       (100,000,000 shares authorized)                           U.S.$ 327,556
                                                                 -------------
                                                                 -------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
                                                                 U.S.$   15.21
                                                                 -------------
                                                                 -------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
      Common Stock                                               U.S.$     215
      Capital Surplus                                                  274,350
      Undistributed Net Investment Income                                4,071
      Accumulated Net Realized Gain                                     60,305
      Unrealized Depreciation on Investments and
       Foreign Currency Translations                                   (11,385)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 U.S.$ 327,556
                                                                 -------------
                                                                 -------------

--------------------------------------------------------------------------------

    (a)   --   Non-income producing
    (b)   --   Security valued at fair value -- see note A-1 to financial statements.
    (c)   --   Variable/floating rate security -- rate disclosed is as of
               December 31, 1997.
    (d)   --   Participation interests were acquired through the financial institutions indicated parenthetically.
    (e)   --   Step Bond -- coupon rate increases in increments to maturity.
               Rate disclosed is as of December 31, 1997.  Maturity date
               disclosed is ultimate maturity.
    (f)   --   Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of December 31, 1997.  See
               note A-4 to financial statements.
    (g)   --   When-issued Security -- see note A-8 to financial statements.
      @   --   Amount is less than U.S.$500.
   144A   --   Certain conditions for public sale may exist.
    PIK   --   Payment-in-Kind.  Income may be paid in additional securities or cash.
    PDI   --   Past Due Interest

--------------------------------------------------------------------------------
DECEMBER 31, 1997 EXCHANGE RATES:
--------------------------------------------------------------------------------
ARP       Argentine Peso                      1.000 = U.S.$ 1.00
DEM       German Mark                         1.799 = U.S.$ 1.00
FRF       French Franc                        6.019 = U.S.$ 1.00
INR       Indian Repee                       39.200 = U.S.$ 1.00
ZAR       South African Rand                  4.867 = U.S.$ 1.00
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of these financial statements.

                                                                                                YEAR ENDED
                                                                                             DECEMBER 31, 1997
STATEMENT OF OPERATIONS                                                                            (000)
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      U.S.$     65
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            36,273
  Less: Foreign Taxes Withheld . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (92)
----------------------------------------------------------------------------------------------------------------
     Total Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            36,246
----------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3,287
  Interest Expense on Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             2,471
  Interest Expense on Securities Sold Short  . . . . . . . . . . . . . . . . . . . . . . . .               510
  Custodian Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               407
  Administrative Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               307
  Shareholder Reporting Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               148
  Professional Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               133
  Directors' Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                36
  Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               120
----------------------------------------------------------------------------------------------------------------
     Total Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7,419
----------------------------------------------------------------------------------------------------------------
       Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            28,827
----------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
  Investment Securities Sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            61,860
  Investment Securities Sold Short . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (1,147)
  Written Option Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               300
  Foreign Currency Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (663)
----------------------------------------------------------------------------------------------------------------
     Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            60,350
----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  Depreciation on Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (32,819)
  Depreciation on Foreign Currency Translations  . . . . . . . . . . . . . . . . . . . . . .               (75)
----------------------------------------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation  . . . . . . . . . . . . . . . . . . . .           (32,894)
----------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . .            27,456
----------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .      U.S.$ 56,283
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED         YEAR ENDED
                                                                          DECEMBER 31, 1997  DECEMBER 31, 1996
STATEMENT OF CHANGES IN NET ASSETS                                              (000)              (000)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . . . .      U.S.   $  28,827   U.S.    $  37,767
  Net Realized Gain. . . . . . . . . . . . . . . . . . . . . . . . .                60,350              78,503
  Change in Unrealized Appreciation/Depreciation . . . . . . . . . .               (32,894)             12,679
----------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations . . . . . . .                56,283             128,949
----------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . . . .               (27,267)            (23,254)
  Net Realized Gain. . . . . . . . . . . . . . . . . . . . . . . . .               (74,104)                 --
----------------------------------------------------------------------------------------------------------------
  Total Distributions. . . . . . . . . . . . . . . . . . . . . . . .              (101,371)            (23,254)
----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (50,147 shares). . . . . . . . . . .                    --                 654
----------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease). . . . . . . . . . . . . . . . . . . . .               (45,088)            106,349

Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . . . . . .               372,644             266,295
----------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income of
    U.S.$4,071 and U.S.$4,012, respectively) . . . . . . . . . . . .      U.S.  $  327,556   U.S.   $  372,644
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                                                                                     YEAR ENDED
                                                                                                                 DECEMBER 31, 1997
STATEMENT OF CASH FLOWS                                                                                                (000)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
  Proceeds from Sales of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   U.S. $  1,519,584
  Purchases of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (1,402,251)
  Net Increase in Short Term Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (5,465)
  Net Cash from Foreign Currency Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (24,450)
  Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             32,801
  Interest Expense Paid. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (3,491)
  Operating Expenses Paid. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (4,989)
------------------------------------------------------------------------------------------------------------------------------------
  Net Cash Provided by Investing and Operating Activities. . . . . . . . . . . . . . . . . . . . . . . . . . .            111,739
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Paid for Reverse Repurchase Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (7,882)
  Cash Distributions Paid. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (101,371)
------------------------------------------------------------------------------------------------------------------------------------
  Net Cash Used for Financing Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (109,253)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2,486

CASH AT BEGINNING OF PERIOD  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 156
------------------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    U.S. $     2,642
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY INVESTING AND OPERATING ACTIVITIES   . . . . .
------------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    U.S. $    28,827
  Proceeds from Sales of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,519,584
  Purchases of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (1,402,251)
  Net Increase in Short Term Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (5,465)
  Net Cash used for Foreign Currency Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (24,450)
  Net Decrease in Receivables Related to Operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2,205
  Net Decrease in Payables Related to Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (3,542)
  Amortization of Organization Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  15
  Accretion/Amortization of Discounts and Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (3,184)
------------------------------------------------------------------------------------------------------------------------------------
  Net Cash Provided by Investing and Operating Activities. . . . . . . . . . . . . . . . . . . . . . . . . . .    U.S. $   111,739
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED DECEMBER 31,                              PERIOD FROM
SELECTED PER SHARE DATA                 -----------------------------------------------------------------------  JULY 23, 1993* TO
AND RATIOS:                                   1997              1996             1995                1994        DECEMBER 31, 1993
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . .  U.S.$   17.31    U.S.$   12.40     U.S.$   12.23       U.S.$   18.96   U.S. $   14.10
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . .            --               --              (0.02)                --             (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income. . . . . . . . . .           1.34             1.75              1.76                1.51             0.50
Net Realized and Unrealized Gain
  (Loss) on Investments. . . . . . . . .           1.27             4.24              1.16               (6.34)            4.56
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations. .           2.61             5.99              2.92               (4.83)            5.06
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . .          (1.27)           (1.08)            (1.69)              (1.49)           (0.16)

  In Excess of Net Investment Income . .            --               --              (0.03)                --                --

  Net Realized Gain. . . . . . . . . . .          (3.44)             --                --                (0.41)              --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions . . . . . . . .          (4.71)           (1.08)            (1.72)              (1.90)           (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
  Rights Offering  . . . . . . . . . . .            --               --              (1.01)                --                --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . .  U.S.$   15.21    U.S.$   17.31     U.S.$   12.40       U.S.$   12.23   U.S. $   18.96
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  .  U.S.$   15.38    U.S.$   15.13     U.S.$   12.50       U.S.$   11.38   U.S. $   18.13
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . .          40.81%           30.86%            37.48%+++          (27.97)%          29.97%
  Net Asset Value (1). . . . . . . . . .          21.71%           50.98%            26.85%+++          (25.95)%          35.96%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  .  U.S.$ 327,556    U.S.$ 372,644     U.S.$ 266,295       U.S.$ 196,282    U.S.$ 302,951
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Before Interest
  Expense to Average Net Assets  . . . .           1.51%            1.38%             1.50%               1.59%            1.73%**
Ratio of Expenses After Interest
  Expense to Average Net Assets. . . . .           2.27%            2.59%             1.89%               2.30%            2.79%**
Ratio of Net Investment Income to
  Average Net Assets . . . . . . . . . .           8.80%           12.14%            15.21%              10.79%            7.20%**
Portfolio Turnover Rate. . . . . . . . .            361%             373%              348%                256%              72%
------------------------------------------------------------------------------------------------------------------------------------


       *  Commencement of operations

      **  Annualized

     +++ This return does not include the effect of the rights issued in connection with the Rights Offering.

     (1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

     The Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund"), was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: In order to leverage the Fund, the Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

     At December 31, 1997, the Fund had reverse repurchase agreements outstanding as follows:

                                                                  MATURITY IN
                                                                   30 TO 90
                                                                     DAYS
                                                                 ------------
     Value of Securities Subject to
      Repurchase . . . . . . . . . . . . . . . . . . . . . . . . $ 63,939,000
     Liability Under Reverse
      Repurchase Agreement . . . . . . . . . . . . . . . . . . . $ 59,630,000
     Weighted Average Interest Rate. . . . . . . . . . . . . . .         5.20%

     The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1997 was approximately $43,936,000 at a weighted average interest rate of 5.39%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:   The Fund may enter into
     forward foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denotes as pledged on the custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

11. SWAPS: A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes the types of swaps that the Fund may enter into:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund utilizes interest rate swaps in an attempt to increase income while limiting the Fund's exposure to market fluctuations in interest rates. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount and provide the Fund with the full benefit on an investment in a security without an initial cash outlay. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

12. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities, invested in by the Fund, generally will have credit risk equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments,
     however, any loss is limited to the amount of the   original investment.

13. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration
Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the year ended December 31, 1997, the Fund incurred international custodian fees of $182,000 of which $28,000 was payable to the International Custodian at December 31, 1997. In addition, for the year ended December 31, 1997, the Fund has earned interest income of $37,000 and incurred interest expense of $144,000 on balances with the International Custodian.

E. During the year ended December 31, 1997, the Fund made purchases and sales totaling approximately $1,364,339,000 and $1,455,996,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1997, the U.S. Federal income tax cost basis of securities was approximately $389,396,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $12,600,000, of which $5,413,000 related to appreciated securities and $18,013,000 related to depreciated securities. For the year ended December 31, 1997, the Fund intends to elect to defer to January 1, 1998 for U.S. Federal income tax purposes, post-October capital losses of $1,292,000.

F. In connection with its organization, the Fund incurred $75,000 of organization costs. The organization costs are being amortized on a straight-line basis over a five-year period beginning July 23, 1993, the date the Fund commenced operations.

G. The Fund issued to its shareholders of record as of the close of business on July 18, 1995 transferable Rights to subscribe for up to an aggregate of 5,400,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $9.25 per share. During August 1995, the Fund issued a total of 5,400,000 shares of Common Stock on exercise of such Rights. Rights' offering costs of $500,000 were charged directly against the proceeds of the Offering. The Fund was advised that Morgan Stanley & Co. Incorpo-rated, an affiliate of the Adviser, received commissions of $1,590,000 and reimbursement of its expenses of $125,000 in connection with its participation in the Rights Offering.

H. A portion of the Fund's net assets consist of securities located in emerging markets which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1997 totaled $40,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

J. During the year ended December 31, 1997, the Fund's written covered call option activity was as follows:

                                                           FACE         PREMIUM
                                                        AMOUNT (000)     (000)
                                                        ------------   ---------
 Options outstanding at
  December 31, 1996. . . . . . . . . . . . . . . . . .   $     --       $   --
 Options written during the
  year . . . . . . . . . . . . . . . . . . . . . . . .     45,400          592
 Options expired during the
  year . . . . . . . . . . . . . . . . . . . . . . . .    (31,600)        (343)
 Options closed during the
  year . . . . . . . . . . . . . . . . . . . . . . . .    (13,800)        (249)
                                                         --------       ------
 Options outstanding at
  December 31, 1997. . . . . . . . . . . . . . . . . .   $     --       $   --
                                                         --------       ------
                                                         --------       ------

K. During December 1997, the Board declared quarterly distributions of $0.19 and $2.94 per share, derived from net investment income and net realized gains, respectively, payable on January 9, 1998, to shareholders of record on December 31, 1997.

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1997, the Fund designates $4,095,000 as long-term capital gain at the 28% tax bracket.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Morgan Stanley Emerging Markets Debt Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period July 23, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 18, 1998

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    Morgan Stanley Emerging Markets Debt Fund, Inc. Boston Equiserve
                    Dividend Reinvestment Unit
                    P.O. Box 1681
                    Boston, MA 02105-1681
                    1-800-730-6001